UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 1, 2009

TERRA NOVA FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Illinois	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of Principal Executive Offices)     (Zip Code)

(312) 827-3600
(Registrant's telephone number, including area code)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

             a) Terra Nova Financial Group, Inc.'s (the "Company") independent registered public accounting firm, KBA Group LLP, announced on June 1, 2009 that effective as of that date KBA Group, LLP has discontinued offering audit and other professional services to clients and that the partners and substantially all staff have joined BKD, LLP. As a result, KBA Group LLP has resigned and the Company has engaged the firm BKD, LLP as the Company's independent registered public accounting firm.

             KBA Group LLP's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             During the fiscal years ended December 31, 2008 and 2007 and through the subsequent interim period through June 1, 2009, there were (1) no disagreements between the Company and KBA Group LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA Group LLP, would have caused KBA Group LLP to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

             The Company provided KBA Group LLP with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that KBA Group LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KBA Group LLP's letter dated June 5, 2009, is attached as Exhibit 16.1 hereto.

             b) The Audit Committee has been notified that the Company's independent registered public accounting firm KBA Group, LLP has discontinued offering audit and other professional services to clients and that the partners and substantially all staff have joined BKD, LLP and has appointed and approved BKD, LLP to continue as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009. During the fiscal years ended December 31, 2008 and December 31, 2007 and in the subsequent interim period through May 31, 2009, neither the Company nor anyone acting on its behalf has consulted with BKD, LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter of KBA Group LLP dated June 5, 2009.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NOVA FINANCIAL GROUP, INC. (Registrant)

By: /s/ Michael G. Nolan
Michael G. Nolan, President and Chief Executive Officer

Date: June 5, 2009